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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                      February 9, 1998 (February 9, 1998)




                      Laidlaw Environmental Services, Inc.
--------------------------------------------------------------------------------
               (Exact name of Company as specified in its charter)


Delaware                              1-8368                          51-0228924
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(State or other                     (Commission                    (IRS Employer
jurisdiction                       File Number)                   Identification
of incorporation)                                                        Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         On February 9, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) ran an advertisement in The Wall Street Journal, page C11, urging Safety-Kleen shareholders to vote against the proposed merger between Safety-Kleen and affiliates of Philip Services Corp. The full text of the advertisement is reproduced below.


CONTACT: KENNETH W. WINGER
         PRESIDENT AND CHIEF EXECUTIVE OFFICER

         PAUL R. HUMPHREYS
         SENIOR VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
         (803) 933-4210

=============================================================================

                       TO ALL SAFETY-KLEEN SHAREHOLDERS:


                                WHO'S CONFUSED?

     Don Brinckman, Safety-Kleen's Chairman, testified in Federal Court that he believes the Safety-Kleen Board must decide for you since you might be too confused to choose between the $27 Buyout and the $30(1) LAIDLAW ENVIRONMENTAL OFFER. On February 11th, show the Safety-Kleen Board you are not confused -- VOTE AGAINST THE BUYOUT!

            THE LAIDLAW ENVIRONMENTAL OFFER PROVIDES GREATER VALUE.

-- Laidlaw Environmental is fully committed to its $30(1) Offer.

-- All conditions outside Laidlaw Environmental's control have been met except for the obstacles kept in place by the Safety-Kleen Board -- Laidlaw Environmental continues to fight these in court.

-- Don't let the Safety-Kleen Board use its poison pill to coerce you into accepting the lower $27 Buyout -- Vote AGAINST the Buyout.

       INSTITUTIONAL SHAREHOLDER SERVICES, THE LEADING INDEPENDENT PROXY
          ADVISORY FIRM, HAS COMPARED THE OFFERS AND RECOMMENDS A VOTE
                              AGAINST THE BUYOUT.

                             COMPARE FOR YOURSELF:

-----------------------------------------------------------------------------
                              Financing     Upside     Potential
                     Value    Certainty    Potential   Synergies
                     --------------------------------------------------------
LAIDLAW
ENVIRONMENTAL OFFER   $30(1)  ABSOLUTE       YES       $100-130M

The Buyout            $27     Subject to     None      Doesn't Matter!
                              Financing                YOU Don't Get
                                                       Them!(2)

-----------------------------------------------------------------------------

                           BEFORE YOU VOTE, CONSIDER:

-- If you approve the Buyout, Laidlaw Environmental will terminate its Offer.

-- The Buyout is still subject to financing. Ask yourself why, with the vote only a few days away, SK Parent hasn't confirmed to you that its financing is in place. Why would anybody vote for the Buyout without knowing this important fact?

-- If you approve the Buyout and it fails, what will happen to the value of your Safety-Kleen stock?

                         CHOOSE LAIDLAW ENVIRONMENTAL.
                            VOTE AGAINST THE BUYOUT.

-----------------------------------------------------------------------------
                          TIME IS SHORT--DO NOT DELAY!

  If you have any questions or need assistance in completing your proxy card, please contact MORROW & CO., INC. @ 1-800-662-5200

-----------------------------------------------------------------------------

THIS SOLICITATION RELATES SOLELY TO THE SOLICITATION OF PROXIES WITH RESPECT TO THE FEBRUARY 11, 1998 MEETING AND IS NOT A REQUEST FOR THE TENDER OF SHARES. THE DETAILED TERMS AND CONDITIONS OF THE LAIDLAW ENVIRONMENTAL OFFER ARE SET FORTH IN THE AMENDED PROSPECTUS AND RELATED LETTER OF TRANSMITTAL WHICH HAVE BEEN SEPARATELY MAILED TO SAFETY-KLEEN SHAREHOLDERS.

--------------

(1) Consists of $18 in cash and $12 in Laidlaw Environmental common stock, assuming the market price for Laidlaw Environmental common stock is not less than $4.28571. The actual value of Laidlaw Environmental common stock issued pursuant to the Laidlaw Environmental Offer may vary.

(2) According to the Fitch IBCA press release dated January 23, 1998, SK Parent estimated it could achieve more than $50M in synergies on a standalone basis. Synergies inure to the benefit of the Buyout participants only.

=============================================================================

Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industry and government. The company operates from more than 100 locations throughout North America.

                                       END



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: February 9, 1998                      By: /s/ Kenneth W. Winger
                                                ----------------------
                                                Kenneth W. Winger, President
                                                and Chief Executive Officer